united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska, 68130

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/17

Item 1. Reports to Stockholders.

Class A Shares (BHTAX)

Class C Shares (BHTCX)

Annual Report
December 31, 2017

1-877-760-0005
WWW.BH-ADV.COM

Distributed by Northern Lights Distributors, LLC
Member FINRA

December 2017

Dear Shareholders,

Happily, 2017 provided strong returns for equity investors as the S&P 500 rose 21.8% for the year, improving approximately 6.6% in the fourth quarter with our fund in line with the index for both periods, returning 21.3% and 6.3% respectively, greatly outperforming the Bloomberg Barclays US Aggregate bond index return of 3.5%, validating our allocation to equities. From non-scientific observations of our general client mindset, the year began with investor trepidation and foreboding, fearful of a crash from the run up in late 2016 post the presidential election. Geopolitical fears were abundant with worries about a Trump presidency, possible impeachment, Brexit, potential North Korean and Iranian conflicts as well as a hard landing for the Chinese economy. Pundits continued to predict an end to our nine year economic expansion, rising inflation and increased equity volatility. The opposite of consensus was delivered. We continued to benefit from an accelerating domestic economy with increased global participation, low market volatility, low inflation and stable interest rates ending the year at the same level as they began (using the US Ten Year bond as a proxy). The addition of a pro-business political climate and the promise of reduced tax rates further reinforced the benign and supportive backdrop for investment, producing continued inflows and generous outlier returns.

We have been consistent in our investment strategy and our fund continues to benefit from these ongoing themes; digitalization and interconnection of all things, the recovering financial segment and ongoing global economic prosperity. During the year, our holdings in the information and technology services, financials, and communication and internet services contributed most to our gains which along with healthcare continue to represent our largest sector weightings. Strategically, we continue to fine tune the fund with trims as positions reach target valuations and additions in undervalued companies with improved future prospects, however, our sector allocation remained mostly unchanged. We are appreciative of the success in 2017 but we have more tempered enthusiasm for 2018 as valuations have generally increased in many of our positions thereby limiting upside. We continue to take our cues from economic data points and individual corporate reports and will make portfolio revisions accordingly. We remain positive and in an invested posture, willing to tolerate market fluctuations for longer term appreciation.

We are not without concerns, specifically the concentrated outperformance and outsized index contribution of the largest internet stocks collectively known as FAANGs (Facebook, Apple, Amazon, Netflix, and Google, now Alphabet). They are remarkable businesses with dominant market share disrupting the economic status quo of the leaders of yesteryear. Their sheer market dominance and monstrous market capitalization are the factors we believe may begin to limit their growth potential. Regulators and politicians are noting their increased dominance and social influence, be it in media and content distribution and so called fake news or in the economic effects via directed search results and the decline of the brick and mortar Main St. and mall retailer. Their deep pockets, untaxed offshore cash pools, and market dominance present a perfect target for populist reform. Other concerns include rising interest rates, increased volatility and the maturing of the current economic cycle, any of which may temper investment returns and equity performance.

All in all we remain constructive for 2018 and continue our positive investment thesis, utilizing volatility to improve our portfolio mix. As always, do not hesitate to contact us if you have any questions on the fund or our commentary. Wishing a Happy and Prosperous New Year to all.

Best regards,
Beech Hill Advisors

*	The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

The Bloomberg Barclays US Aggregate Bond Index is an unmanaged composite of US bonds. This index is widely used by professional investors as a performance benchmark for fixed income investment. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

6182-NLD-3/2/2018

Beech Hill Total Return Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2017

The Fund’s performance figures* for the periods ended December 31, 2017, as compared to its benchmark:

	1 Year	3 Year	5 Year	Since Inception***
Beech Hill Total Return Fund Class A	22.20%	6.98%	8.14%	5.75%
Beech Hill Total Return Fund Class A with load	17.33%	5.52%	7.26%	5.13%
Beech Hill Total Return Fund Class C	21.22%	6.17%	7.32%	4.96%
S&P 500 Total Return Index **	21.83%	11.41%	15.79%	13.46%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.00%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s advisor has contractually agreed to reduce its fees and to reimburse expenses at least until April 30, 2018. The Fund’s total annual operating expense, before fee waiver and/or reimbursements, including underlying fund fees, is 2.58% for Class A shares, and 3.33% for Class C shares per the most recent prospectus. The Fund’s total annual fund operating expenses after fee waiver and/or reimbursement excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.75% and 2.50% of average daily net assets attributable to Class A and Class C, respectively, per the most recent prospectus. Class A shares are subject to a maximum sales charge of 4.00% imposed on purchases. Purchases of $1 million or more of Class A shares may be subject to a contingent deferred sales charge of up to 0.50% on shares redeemed within the first 18 months after purchase. For performance information current to the most recent month-end, please call toll-free 1-877-760-0005.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

***	Inception date is January 24, 2011.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry as of December 31, 2017	% of Net Assets
Telecommunications	10.2%
Pharmaceuticals	9.6%
Internet	9.0%
Oil & Gas	9.0%
Semiconductors	6.4%
Banks	6.0%
Computers	5.7%
Commercial Services	4.1%
Auto Manufacturers	3.7%
Iron Steel	3.2%
Other Assets in Excess of Liabilities	33.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Beech Hill Total Return Fund
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Fair Value
	COMMON STOCK - 85.1%
	AEROSPACE DEFENSE - 2.2%
1,000	Boeing Co.	$294,910

	AIRLINES - 2.0%
5,000	Delta Air Lines, Inc.	280,000

	AUTO MANUFACTURERS - 3.7%
12,500	General Motors Co.	512,375

	BANKS - 6.0%
7,000	Bank of America Corp.	206,640
5,000	Citigroup, Inc.	372,050
4,000	Wells Fargo & Co.	242,680
		821,370
	BEVERAGES - 2.1%
3,425	Molson Coors Brewing Co.	281,090

	BIOTECHNOLOGY - 1.5%
2,000	Celgene Corp.	208,720

	CHEMICALS - 2.0%
2,500	LyondellBasell Industries	275,800

	COMMERCIAL SERVICES - 4.1%
6,000	PayPal Holdings, Inc. *	441,720
3,000	Quanta Services, Inc. *	117,330
		559,050
	COMPUTERS - 5.7%
3,000	Apple, Inc.	507,690
1,750	International Business Machines Corp.	268,485
		776,175
	HEALTHCARE PRODUCTS - 2.5%
3,650	Danaher Corp.	338,793

	INSURANCE - 1.7%
4,000	American International Group, Inc.	238,320

	INTERNET - 9.0%
440	Alphabet, Inc. *	463,496
200	Amazon.com, Inc. *	233,894
3,000	Facebook, Inc. *	529,380
		1,226,770
	IRON STEEL - 3.2%
6,875	Nucor Corp.	437,112

	LEISURE TIME - 2.2%
4,500	Carnival Corp.	298,665

See accompanying notes to financial statements.

Beech Hill Total Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Fair Value
	OIL & GAS - 9.0%
3,500	Exxon Mobil Corp.	$292,740
6,500	Royal Dutch Shell PLC	433,615
2,000	Schlumberger Ltd.	134,780
4,000	Valero Energy Corp.	367,640
		1,228,775
	PHARMACEUTICALS - 9.6%
3,000	AbbVie, Inc.	290,130
7,000	Bristol-Myers Squibb Co.	428,960
6,000	Merck & Co., Inc.	337,620
7,000	Pfizer, Inc.	253,540
		1,310,250
	SEMICONDUCTORS - 6.4%
7,000	Intel Corp.	323,120
8,500	QUALCOMM, Inc.	544,170
		867,290
	TELECOMMUNICATIONS - 10.2%
9,000	AT&T, Inc.	349,920
8,000	Cisco Systems, Inc.	306,400
8,000	Verizon Communications, Inc.	423,440
10,000	Vodafone Group PLC	319,000
		1,398,760
	TRANSPORTATION - 2.0%
2,250	United Parcel Service, Inc.	268,088

	TOTAL COMMON STOCK (Cost $8,720,155)	11,622,313

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 5.6%
2,000	American Tower Corp.	285,340
2,000	Digital Realty Trust, Inc.	227,800
2,500	SL Green Realty Corp.	252,325
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $653,078)	765,465

	SHORT-TERM INVESTMENTS - 9.3%
	MONEY MARKET FUND - 9.3%
1,271,977	Dreyfus Treasury Prime Cash Management, Institutional Class, 1.11%** (Cost $1,271,977)	$1,271,977

	TOTAL INVESTMENTS - 100.0% (Cost $10,645,210) (a)	13,659,755
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0)%	(3,864)
	TOTAL NET ASSETS - 100.0%	$13,655,891

REIT- Real Estate Investment Trust

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2017.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,647,170 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$3,041,438
Unrealized depreciation:	(28,853)
Net unrealized appreciation:	$3,012,585

See accompanying notes to financial statements.

Beech Hill Total Return Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

ASSETS
Investment securities:
At cost	$10,645,210
At value	$13,659,755
Dividends and interest receivable	22,659
Prepaid expenses and other assets	15,009
TOTAL ASSETS	13,697,423

LIABILITIES
Payable for Fund shares redeemed	10,000
Distribution (12b-1) fees payable	10,757
Payable to related parties	1,767
Accrued expenses and other liabilities	19,008
TOTAL LIABILITIES	41,532
NET ASSETS	$13,655,891

Composition of Net Assets:
Paid in capital ($0 par value, unlimited shares authorized)	$10,808,818
Undistributed net investment income	1,035
Accumulated net realized loss from investment transactions and foreign currency	(168,507)
Net unrealized appreciation on investments	3,014,545
NET ASSETS	$13,655,891

Net Asset Value Per Share:
Class A Shares:
Net Assets	$1,290,161
Shares of beneficial interest outstanding	100,013
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)(b)	$12.90
Maximum offering price per share (net asset value plus maximum sales charge of 4.00%) (c)	$13.44

Class C Shares:
Net Assets	$12,365,730
Shares of beneficial interest outstanding	984,979
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$12.55

(a)	For certain Class A purchases of $1 million or more, a 0.50% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $250,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of withholding taxes of $4,048)	$322,871
Interest	7,978
TOTAL INVESTMENT INCOME	330,849

EXPENSES
Investment advisory fees	125,824
Distribution (12b-1) fees:
Class A	2,988
Class C	113,874
Administrative services fees	42,633
Accounting services fees	25,540
Transfer agent fees	25,237
Compliance officer fees	23,061
Audit fees	16,700
Trustees’ fees and expenses	13,576
Legal Fees	12,985
Printing and postage expenses	9,595
Custodian fees	9,395
Registration fees	5,950
Non 12b-1 shareholder servicing fees	2,808
Insurance expense	265
Other expenses	1,368
TOTAL EXPENSES	431,799

Less: Fees waived and expenses reimbursed by the advisor	(126,054)
NET EXPENSES	305,745

NET INVESTMENT INCOME	25,104

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from:
Investment transactions	886,378

Net change in unrealized appreciation on:
Investment transactions	1,547,183

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	2,433,561

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,458,665

See accompanying notes to financial statements.

Beech Hill Total Return Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2017	2016
FROM OPERATIONS
Net investment income	$25,104	$33,604
Net realized gain (loss) from investment transactions	886,378	(100,685)
Net realized gain on options written	—	45,994
Net change in unrealized appreciation on investments and foreign currency translations	1,547,183	845,766
Net increase in net assets resulting from operations	2,458,665	824,679

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(6,007)	(8,798)
Class C	(18,062)	(35,790)
From Distributions to shareholders	(24,069)	(44,588)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	16,698	121,229
Class C	1,041,523	988,309
Net asset value of shares issued in reinvestment of distributions:
Class A	5,850	8,798
Class C	18,062	35,790
Redemption fee proceeds:
Class C	—	5
Payments for shares redeemed:
Class A	(71,135)	(51,910)
Class C	(1,250,116)	(1,430,988)
Net decrease in net assets from shares of beneficial interest	(239,118)	(328,767)

TOTAL INCREASE IN NET ASSETS	2,195,478	451,324

NET ASSETS
Beginning of Year	11,460,413	11,009,089
End of Year *	$13,655,891	$11,460,413
* Includes accumulated net investment income of:	$1,035	$—

See accompanying notes to financial statements.

Beech Hill Total Return Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2017	2016
SHARE ACTIVITY
Class A:
Shares Sold	1,497	11,970
Shares Reinvested	516	874
Shares Redeemed	(6,154)	(4,992)
Net increase (decrease) in shares of beneficial interest outstanding	(4,141)	7,852

Class C:
Shares Sold	94,672	100,709
Shares Reinvested	1,630	3,672
Shares Redeemed	(110,388)	(147,407)
Net decrease in shares of beneficial interest outstanding	(14,086)	(43,026)

See accompanying notes to financial statements.

Beech Hill Total Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.61	$9.86	$10.94	$11.51	$9.79
Activity from investment operations:
Net investment income (1)	0.10	0.10	0.09	0.07	0.12
Net realized and unrealized gain (loss) on investments	2.25	0.74	(0.93)	0.09	1.71
Total from investment operations	2.35	0.84	(0.84)	0.16	1.83
Less distributions from:
Net Investment Income	(0.06)	(0.09)	(0.24)	—	—
Return of Capital	—	—	—	(0.02)	(0.11)
Net Realized Gain	—	—	—	(0.71)	—
Total distributions	(0.06)	(0.09)	(0.24)	(0.73)	(0.11)
Paid-in-Capital From Redemption Fees	—	— (4)	— (4)	— (4)	— (4)
Net asset value, end of year	$12.90	$10.61	$9.86	$10.94	$11.51
Total return (2)	22.20%	8.56%	(7.71)%	1.64%	18.87%
Net assets, at end of year (000s)	$1,290	$1,105	$949	$836	$790
Ratio of gross expenses to average net assets (3)(5)	2.75%	2.56%	2.59%	2.85%	3.18%
Ratio of net expenses to average net assets (5)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income to average net assets (5)	0.88%	0.99%	0.86%	0.56%	1.19%
Portfolio Turnover Rate	56%	80%	80%	84%	100%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Amount represents less than $0.01 per share.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.37	$9.65	$10.72	$11.38	$9.70
Activity from investment operations:
Net investment income (loss) (1)	0.01	0.02	0.01	(0.02)	0.05
Net realized and unrealized gain (loss) on investments	2.19	0.74	(0.92)	0.09	1.69
Total from investment operations	2.20	0.76	(0.91)	0.07	1.74
Less distributions from:
Net Investment Income	(0.02)	(0.04)	(0.16)	—	—
Return of Capital	—	—	—	(0.02)	(0.06)
Net Realized Gain	—	—	—	(0.71)	—
Total distributions	(0.02)	(0.04)	(0.16)	(0.73)	(0.06)
Paid-in-Capital From Redemption Fees	—	— (4)	— (4)	— (4)	— (4)
Net asset value, end of year	$12.55	$10.37	$9.65	$10.72	$11.38
Total return (2)	21.22%	7.85%	(8.47)%	0.86%	17.98%
Net assets, at end of year (000s)	$12,366	$10,356	$10,060	$10,948	$8,519
Ratio of gross expenses to average net assets (3)(5)	3.50%	3.31%	3.34%	3.60%	3.92%
Ratio of net expenses to average net assets (5)	2.50%	2.50%	2.50%	2.50%	2.50%
Ratio of net investment income (loss) to average net assets (5)	0.13%	0.24%	0.12%	(0.21)%	0.46%
Portfolio Turnover Rate	56%	80%	80%	84%	100%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Amount represents less than $0.01 per share.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2017

1.	ORGANIZATION

The Beech Hill Total Return Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks total return from income and capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund currently offers Class A and Class C shares. Class A shares are offered at net asset value plus a maximum sales charge of 4.00%. Load-waved purchases of Class A shares may be subject to a contingent deferred sales charge of up to 0.50% on shares redeemed within 18 months of purchase. Class C shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2017 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$11,622,313	$—	$—	$11,622,313
Real Estate Investment Trusts (REITs)	765,465	—	—	765,465
Short-Term Investments	1,271,977	—	—	1,271,977
Total	$13,659,755	$—	$—	$13,659,755

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period. The Fund did not hold any Level 3 securities during the period.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the return filed for the open tax year (2014 – 2016), or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska State and foreign jurisdictions where the Fund may make significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $6,430,609 and $7,325,370 respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Beech Hill Advisors, Inc. serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended December 31, 2017, the Advisor earned $125,824 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2018, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses’ fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses) borrowing costs (such as interest and dividend expenses on securities sold short), taxes, or extraordinary expenses, such as litigation do not exceed 1.75% and 2.50% per annum of the Fund’s average daily net assets for Class A and Class C shares, respectively (the “expense limitation”).

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If Fund Operating Expenses attributable to Class A and Class C shares subsequently exceed the expense limitation the reimbursements shall be suspended. As of December 31, 2017, fee waivers subject to total recapture by the Advisor was $102,334 by December 31, 2018, $89,337 by December 31, 2019 and $126,054 by December 31, 2020.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

The Advisor may seek reimbursement only for total expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

For the year ended December 31, 2017, the Advisor waived fees in the amount of $126,054.

During the year ended December 31, 2017, Beech Hill Securities, Inc., a registered broker/dealer and an affiliate of the Fund, executed trades on behalf of the Fund. Beech Hill Advisors, Inc. received $8,581 in brokerage commissions during the period.

The Trust has adopted the Trust’s Master Distribution Plan and Agreement (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act for each of the Fund’s Class A and Class C shares. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to Class C shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plans are compensation plans, which means that compensation is provided regardless of 12b-1 expenses incurred. The Fund’s Class A and Class C shares incurred $2,988 and $113,874 of said 12b-1 fees, respectively, during the year ended December 31, 2017.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. For the year ended December 31, 2017, the Distributor received $0 in underwriting commissions for sales of Class A shares, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. For the year ended December 31, 2017, the Fund received $0 in redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2017 and December 31, 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2017	December 31, 2016
Ordinary Income	$24,069	$44,588
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$24,069	$44,588

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$1,035	$—	$—	$(166,547)	$—	$3,012,585	$2,847,073

The difference between book basis and tax basis undistributed net investment income (loss), unrealized depreciation and accumulated net realized losses from investments is primarily attributable to the tax deferral of losses on wash sales At December 31, 2017, the Fund had a capital loss carryforward for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$166,547	$—	$166,547

Permanent book and tax differences, primarily attributable to adjustments related to publicly traded partnerships, resulted in reclassification for the Fund for the year ended December 31, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(3,191)	$—	$3,191

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustee of

Northern Lights Fund Trust and

Shareholders of Beech Hill Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Beech Hill Total Return Fund, a series of Northern Lights Fund Trust, including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Beech Hill Total Return Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Trust’s auditor since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 28, 2018

Beech Hill Total Return Fund
ADDITIONAL INFORMATION (Unaudited)
December 31, 2017

Beech Hill Total Return Fund (Adviser – Beech Hill Advisors, Inc.)*

In connection with the regular meeting held on December 12-13, 2017 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Beech Hill Advisors, Inc. (“Beech Hill”) and the Trust, with respect to the Beech Hill Total Return Fund (the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted the adviser was formed in 1987 and managed approximately $235 million in assets, primarily for high net worth individuals, corporations and registered investment companies. The Trustees reviewed the background of key investment personnel responsible for servicing the Fund, taking into consideration their education and financial industry experience, noting the investment team is comprised of asset management industry veterans. The Trustees reviewed the adviser’s disciplined investment process, noting it attempts to mitigate portfolio risk through investment diversity, avoidance of sector and/or individual security concentration, and shifts the portfolio to cash or cash equivalents during periods of market instability in an effort to limit volatility and preserve capital. They considered the adviser utilized a related broker-dealer, Beech Hill Securities, for trade execution on an agency basis, which also provided a full range of brokerage services to the adviser at a reasonably competitive rate. They noted the adviser’s representation that it believed its relationship with Beech Hill Securities had been efficient. The Board recognized that the adviser had sufficient resources to handle a research-intensive investment process and had the advantage of leveraging additional resources from its parent company. The Board concluded that the adviser should continue to provide quality service to the Fund and its shareholders.

Performance. The Trustees noted that over the 3-year, 5-year, and since inception period, the Fund had been a mediocre performer, but the Fund’s rate of return had been similar to that of the Morningstar category median. They noted the Fund’s Sharpe and Sortino ratios were also consistently in the third or fourth quartile during those longer-term periods. The Trustees considered the adviser’s representation that the Fund’s underperformance was primarily driven by the portfolio’s overweight in energy positions during the energy collapse during late 2015 and early 2016, and 10% cash position during the same period. They considered that during the prior year the adviser shifted the Fund’s portfolio to gain broader sector exposure, which had materially improved performance, with the Fund ranking in the first quartile in rates of return, standard deviation, and Sortino ratio during the period. They further noted the Fund significantly outpaced its peer group and Morningstar category returns during the prior year. The Trustees concluded the adviser should have an opportunity to continue the improved performance.

Beech Hill Total Return Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
December 31, 2017

Fees and Expenses. The Trustees noted the Fund’s 1.00% advisory fee was reasonably in line with its peer group and Morningstar category. They further noted that multiple funds in each of the peer group and Morningstar category were charged the same advisory fee. The Trustees reviewed the Fund’s net expense ratio, noting it was higher than the Morningstar category average but was within the range of the peer group which, the Trustees agreed, was a better comparison due to more comparative total assets. The Trustees agreed that the Fund’s advisory fee and net expense ratio were consistent with funds of similar size in its peer group and Morningstar category. The Trustees concluded the advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale had been realized in connection with the advisory services provided to the Fund. They considered the adviser’s representation that it expects the Fund to see a decrease in its net expense ratio at modestly higher asset levels and to realize economies on an advisory fee level at significantly higher asset levels. They noted that based on the Fund’s current asset size, the absence of breakpoints was acceptable at this time.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser noting the adviser realized a loss in connection with its relationship with the Fund during the prior year. The Trustees concluded that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Beech Hill Total Return Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2017

As a shareholder of the Beech Hill Total Return Fund, you incur two types of costs: (1) transaction costs, including (a) redemption fees on redemptions made within 30 days of purchase and (b) sales charges (loads) on purchases of, or contingent deferred sales charges on certain redemptions of, Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Beech Hill Total Return Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Beech Hill Total Return Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	7/1/17	12/31/17	7/1/17 – 12/31/17	7/1/17 – 12/31/17
Class A	$1,000.00	$1,134.60	$9.42	1.75%
Class C	1,000.00	1,129.60	13.42	2.50

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	7/1/17	12/31/17	7/1/17 – 12/31/17	7/1/17 – 12/31/17
Class A	$1,000.00	$1,016.38	$8.89	1.75%
Class C	1,000.00	1,012.60	12.68	2.50

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.

Beech Hill Total Return Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2017

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); Schroder Global Series Trust (2012 to 02-2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions at a major investment bank including CFO-Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Prior thereto he spent 10 years at a global public accounting firm in the emergency companies and multi-national audit practices. Consultant to small and emerging businesses (since 2000).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Northern Lights Variable Trust (since 2006); previously, AdvisorOne Funds (2004-2013); The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust (for series not affiliated with the Fund since 2007); Northern Lights Variable Trust (since 2007); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2010);

12/3/17 – NLFT_v1

Beech Hill Total Return Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2017

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers* Born in 1969	Trustee Since 2013***	Chief Executive Officer, Fusion IQ (since 2017); President of the Trust (2006-June 2017); Chief Executive Officer, Gemini Alternative Funds, LLC (2013 – April 2017); Chief Executive Officer, Gemini Hedge Fund Services, LLC (2013 – April 2017); Chief Executive Officer, Gemini Fund Services, LLC (2012 – April 2017); President and Manager, Gemini Fund Services, LLC (2006 – 2012)	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2017, the Trust was comprised of 88 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his past affiliation with Gemini

Fund Services, LLC, the Trust’s Administrator, Fund Accountant and Transfer Agent.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-760-0005.

12/3/17 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-760-0005 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-760-0005.

INVESTMENT ADVISOR
Beech Hill Advisors, Inc
880 Third Ave., 16th Floor
New York, NY 10022

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that Mark Taylor, Anthony Hertl, and Mark Gersten are independent audit committee financial experts.

(a)(2) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $14,200

2016 - $13,800

(b)	Audit-Related Fees

2017 – None

2016 – None

(c)	Tax Fees

2017 - $3,100

2016 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 – None

2016 – None

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/2/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/2/18

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 3/2/18